Exhibit 10.02

OneDentist.com, Inc.


November 17, 1999



Mr. Richard B. Brook; President/CEO
Oxyfresh Worldwide
1292$ E.LndianaA.ve.
Spokane, WA 99220

Dear Richard:

As a revision and update to our letter to you, dated Nov. 10, 1999, we propose the following modifications for your approval.

The benefits offered to Oxyfresh Worldwide and its affiliate network are:

o Patient Referral System: Patients looking for a new dentist have the ability to locate a. dental office by zip code or practice name and contact the practitioner directly via ~maiJ, or they may phone to schedule an appointment. This referral service w111 have national brand teoOWlition.

o Professionally Developed Custom Webalte: Practices gain exposwe and credibIlity with their own OneDentist.com Website. They may choose from several attractive designs, which Are easily set up. Each Websito includes the following: .

            Our Staff-- a page with doctor(s) profiles(s)
            Services We Provide-- a description of the practice's focus YourFirst Visit-- a narrative to assist the first time patient Patient Education-- general information on dental related topics Practice History and Philosophy-- a "backgrounder" on the practice Hours and Appointments-- an easily modified posting
            Financial Options-- a description of payment plan options
            Location-- a link with a mapping service that is a wayfinder for the patients
            Contact Us-- e-mail link

o Dental Connections: The OneDentist weekly professional newsletter that provides the', dental professional with the latest in success strategies, practice management tips and forms for maximizing practice productivity and profit, a health news section, financial advice... everything you need to be positioned as a leading, patient focused, cutting edge practice.

o Patient Newsletter: Educate your patients with the OneDentist customized patient newsletter. Simply enter your practice information and print to provide your patients with an informative, value-added educational service that will position you as the authoritative expert on dentistry.

November 17, 1999

                                                                            Pg.2

During the year 2000, we look forward to providing these addition benefits:

First Quarter. 1999
-------------------
OneCenter: A "dental dashboard" that shows the dentist's key operating factors and compares them to peers on the network. When "clicked" each dial takes the user to a precise set of resources (training, references, decision tools, articles, etc.) for improving that key factor.
Marketing Center: Contains programs, tools, and the information necessary to generate new business.
Personnel, Policies, and Procedures: Supplies the tools needed for staffing and supporting Human Resouices while keeping you up-to-date on legal issues and OSHA.

Second  Ouarter. 1999
--------------------
Office Center: Equips you with easy systems for managing and ordering office supplies and equipment.
My Center: Caters to you and your personal and development needs, such as continuing education, assets portfolio management, travel, and events.

Third Ouarter. 1999
-------------------
Money Center: Handles accounting, insurance, and other financial activities of your practice, with the goal of consolidating services and functions and lowering costs.

The Oxyfresh Offer
------------------
OneDentist.com, Inc. proposes to provide the following to Oxyfre sh Worldwide:

          1) Free Website set up and design for the first 300 dentist subscribers, if they enlist by February 28, 2000;
          2)        Free mail for one year for these same 300;
          3)        Free hosting for one year from sign-up for these same 300;
          4) Free premier link/billboard position for Oxyfresh on all Oxyfresh dental sites during the term of our agreement and thereafter, as long as Oxyfresh maintains 300 subscribers to our network;
          5) OneDentist.com and Oxyfresh agree to develop a relationship with the intention of enhancing e-commerce possibilities.

In return, OneDentist.com, Inc. proposes to receive the following from Oxyfresh
Worldwide:

          1) Availability for OneDentist.com, Inc. to have booth presence at appropriate Oxyfresh meetings, as long as Oxyfresh has an agreement to promote OneDentist.com and, specifically, inviting OneDentlst.com to participate in the Oxyfresh meeting on 28-January29, 2000;
          2) OneDentist.com, Inc. to receive a monthly promotional piece in either the Oxygram or bonus check letter, as long as that decision is under the control of Richard Brooke;
          3)        Oxyfresh to include a flyer promoting OneDentist.com, Inc.
                    in each new distributor kit sent out during the months of November 1999 through March 2000, provided Richard Brooke is able to control this decision. Said flyer is to be approved by Oxyfresh and Richard Brooke, then printed and supplied to Oxyfresh by OneDentist.com for inclusion in said kits.

                                                                           Pg. 3



In conclusion, we intend to contribute to the advancement of the Oxyfresh system in not only the delivery of the content outlined here, but also to create future, benefits that will augment our relationships. We look forward to working with you in securing a lasting, mutually beneficial association amongst our people at OneDentist.com, Inc. and the people of Oxyfresh.

If you agree with the terms set forth in this letter, please sign below and return a copy to us. Upon receipt of a signed copy, we will proceed by supplying you with further information for your review.


By  /s/  Graydon D. Webb
  -------------------------------
         Graydon D. Webb

Title    President
     ----------------------------
OneDentist.com, Inc.

Cc:  J. Rubino, D.M.D.
     L. DiOrio, D.D.S.




I agree to the terms outlined herein:



By  /s/  Richard B. Brooke
  -------------------------------
         Richard B. Brooke

Title    President
     ----------------------------
Oxyfreh Worldwide

                                  OFFICE LEASE
                                  ------------



                                     Between


                               Christian R Corna

                                    Landlord


                                       and

                               Classic Impressions


                                     Tenant

                                TABLE OF CONTENTS
                                -----------------



ARTICLE                                                                 PAGE
-------                                                                 ----

   I.    LEASE OF PREMISES
         -----------------

         1.01    Lease of Premises
         1.02    Basic Lease Provisions
         1.03    Description of the Building, Premises and
                 Common Area

  II.    TERM AND POSSESSION
         -------------------

         2.01    Term
         2.02    Early Occupancy
         2.03    Delayed Possession
         2.04    Tenant's Acceptance of the Premises
         2.05    Surrender of the Premises
         2.06    Holding Over

 III.    RENT
         ----
         3.01    Base Rent
         3.02    Additional Rent
         3.03    Service Charge

  IV.    SECURITY DEPOSIT
         ----------------

   V.    TENANT FINISH IMPROVEMENTS
         --------------------------

         5.01    Construction
         5.02    Tenant's Contribution

  VI.    USE OF PREMISES
         ---------------

         6.01    Specific Use
         6.02    Covenants Regarding Use
         6.03    Access to and Inspection of the Premises
         6.04    Compliance with Laws
         6.05    Compliance with Building Rules and
                 Regulations

 VII.    UTILITIES AND OTHER BUILDING SERVICES
         -------------------------------------

         7.01    Services and Utilities
         7.02    Interruption of Services

VIII.    PARKING
         -------

  IX.    REPAIRS MAINTENANCE ALTERATIONS, IMPROVEMENTS AND FIXTURES
         ----------------------------------------------------------

         9.01    Repair and Maintenance of Premises
         9.02    Alterations or Improvements
         9.03    Trade Fixtures

X.       FIRE OR OTHER CASUALTY: CASUALTY INSURANCE
         ------------------------------------------

         10.01 Substantial Destruction of the Building or the Premises
         10.02   Partial Destruction of the Premises
         10.03   Casualty Insurance
         10.04   Waiver of Subrogation
         10.05   Personal Property, Trade Fixtures and
                 Additional Improvements

                                                                        PAGE
                                                                        ----
  XI.    GENERAL PUBLIC LIABILITY, INDEMNIFICATION AND INSURANCE
         -------------------------------------------------------

         11.01   Tenant's Responsibility
         11.02   Tenant's Insurance
         11.03   Landlord's Responsibility

  XII.   EMINENT DOMAIN
         --------------

 XIII.   LIENS
         -----

  XIV.   RENTAL, PERSONAL PROPERTY AND OTHER TAXES
         -----------------------------------------

   XV.   ASSIGNMENT AND SUBLETTING
         -------------------------

  XVI.   TRANSFERS BY LANDLORD
         ---------------------

         16.01   Sale and Conveyance of the Building
         16.02   Subordination

 XVII.   DEFAULTS AND REMEDIES
         ---------------------

         17.01   Defaults by Tenant
         17.02   Remedies of Landlord
         17.03   Default by Landlord and Remedies of Tenant
         17.04   Limitation of Landlord's Liability
         17.05   Non--Waiver of Defaults
         17.06   Attorney's Fees

XVIII.   NOTICE AND PLACE OF PAYMENT
         ---------------------------

         18.01   Notices
         18.02   Place of Payment

  XIX.   MISCELLANEOUS GENERAL PROVISIONS
         --------------------------------

         19.01   Definition of Rent
         19.02   Consents and Approvals
         19.03   Estoppel Certificate
         19.04   Recording of Memorandum of Lease
         19.05   Payment of and Indemnification for Leasing
                 Commissions
         19.06   Governing Law
         19.07   Complete Agreement; Amendments
         19.08   Successors and Assigns
         19.09   Severability of Invalid Provisions
         19.10   Definition of the Relationship Between the
                 Parties
         19.11   Certain Words, Gender and Headings
         19.12   Quiet Enjoyment


   XX.   ADDITIONAL PROVISIONS
         ---------------------

                                  OFFICE LEASE
                                  ------------


This lease is entered into and made as of January 12 l998 and between Richard Corna, herein called "Landlord", and Classic Impressions Inc. herein called "Tenant".



                              W I T N E S S E T H:
                              --------------------

ARTICLE I -- LEASE OF PREMISES
------------------------------

1.01 - Lease of Premises. - Landlord, in consideration of the rents and covenants specified herein, does hereby demise, let and lease to Tenant, and Tenant does hereby hire, .take and lease from Landlord, on the terms and conditions hereinafter set forth, the following described space, hereinafter called the "Premises", for the term hereinafter specified.


1.02 - Basic Lease Provisions.
-----------------------------
A.    Building Name:   Coma Building
      Tennant Address: 5300 McKitrick Boulevard, Columbus, Ohio 43220

B.    Total Leasable Area in the Building: 13,426 Square Feet (Exhibit A)
C.    Leasable Area in the Premises:       1491 Gross Square Feet
      (See Exhibit B)
D.    Term: 1 year and 0 months, beginning on January l, 1998(the
      "Commencement Date") and ending on January 15,1999 the ending
      Date").
E.    Annual Base Rent: $15,655.50  ($10.50 per square foot).

F.     Monthly Installments of Base Rent: 1,304.63 + (Article III--
                                                      $2.001,545.13/mo.

C.    Security Deposit: $ 2609.25

H.

I.    Broker: Mark F. Taggart Co.

J.    Addresses for Notices and Payments:

      Tenant:   5300 Kitrick Boulevard,Columbus, Ohio 43220
      Landlord: 8903 Lea Crt. Dublin, Ohio 43017




1.03 - Description of the Building, Premises and Common Areas.
-------------------------------------------------------------

A. The Building. The name, address and number of square feet of leasabie area in the Building in which the Premises are located are specified in Items A and B of the Basic Lease Provisions (which are set forth in Section 1.02 of this Lease). The Building is situated on a certain tract of land in the City of Columbus, Franklin County, Ohio, which is more specifically described in the schedule attached hereto as "Exhibit A--1". Any reference in this Lease to the term "Building" shall include the "Common Areas" (as hereinafter defined), including land described in Exhibit A--1, unless the context requires otherwise.

                                   OFFIC LEASE
                                   -----------

B. The Premises. The Premises consists of office space containing the number of square feet of leasable area specified in Item C of the Basic Lease Provisions; are located in an area of the Building which is designated in red on the floor plan(s) of the floor or floors specified in Item A of the Basic Lease Provisions, said floor plan(s) being attached hereto as "Exhibit B" and are known or are to be known by the specified in Item A of the Basic Lease Provisions. The Premises are more specifically described in the schematic drawings and specifications therefor, which are attached hereto as "Exhibit C".

C. The Common Areas. The term "Common Areas", as used in this Lease, refers to the areas of the Building and the land described in Exhibit A--1 which are designed for use in common by all Tenants of the Building and their respective employees, agents, customers, invitees and others, and in- cludes, by way of illustration and not limitation, entrances and exits, hallways and stairwells, restrooms, sidewalks, driveways, parking areas, landscaped areas and other areas as may be designated by Landlord as part of the Common Areas of the Building.

          The lease of the Premises, as set forth in this Article I, shall include the non-exclusive right to use the Common Areas in common with the subject to the rights of other Tenants in the Building and their respective employees, agents, customers and invitees.


ARTICLE II -- TERM AND POSSESSION
---------------------------------

2.01 - Term. The term of this Lease shall be for the period of years and months specified in Item D of the Basic Lease Provisions; and shall begin and end on the Commencement Date and Expiration Date, respectively, specified in Item E, unless such dates are postponed as provided in Section 2.03 or unless this Lease is terminated as earlier provided elsewhere herein. Notwithstanding early occupancy or delayed possession as provided in Sections 2.02 or 2.03, the term of this Lease shall remain as specified in Item D.

If Landlord is unable to deliver possession of the Premises to Tenant or to notify Tenant that the Premises are ready for occupancy by the Commencement Date because Tenant has requested changes in the plans and specifications or because of other causes attributable to Tenant, then the term shall begin, and Tenant shall pay to Landlord all rent due, as of the Commencement Date, even though Tenant has not taken possession of the Premises by such date.

                                  OFFICE LEASE
                                  ------------

2.04 - Tenant's Acceptance of the Premises. Upon delivery of possession of the Premises to Tenant as hereinbefore provided, Tenant shall give Landlord a letter acknowledging (i) the original or revised Commencement Date and Expiration Date of this Lease, and (ii) that Tenant has accepted the Premises for occupancy and that the condition of the Premises, including the tenant finish improvements constructed thereon, and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects, except for any defects as to which Tenant shall give written notice to Landlord within thirty
(30) days after such delivery. Landlord shall promptly thereafter correct all such defects. Tenant's letter shall become a part of this Lease. If Tenant takes possession of an occupies the Premises, Tenant shall be deemed to have accepted the Premises' in the manner described in this Section 2.04, even though the letter provided for herein has not been given to Landlord.

In the event of a dispute between Landlord and Tenant over whether the tenant finish improvements were constructed in accordance with the plans and specifications therefor, a certificate signed by landlord's builder stating that such improvements were substantially completed in accordance with such plans and specifications shall be conclusive and binding upon Tenant.

2.05 - Surrender of the Premises. Upon the expiration or earlier termination of this Lease, or upon the exercise by Landlord of its right to re-enter the Premises without terminating this Lease, Tenant shall immediately surrender the Premises to Landlord, together with all alterations, improvements and other property as provided elsewhere herein, in broom-clean condition and in good order, condition and repair, except for ordinary wear and tear and damage which Tenant is not obligated to repair, failing with Landlord may restore the Premises to such condition at Tenant's expense. Upon such expiration or termination, Tenant shall have the right to remove its personal property. Tenant shall, at its expense, promptly repair any damage caused by any such removal, and shall restore the Premises to the condition existing prior to the installation of the items so removed.

2.06 - Holding Over. In the event Tenant holds over and remains in possession of the Premises with the consent of Landlord after the expiration or earlier termination of this Lease, Tenant shall be deemed to hold the Premises as a Tenant from month-to-month, subject to all of the terms, conditions and covenants of this Lease (which shall be applicable during the hold-over period), except that the monthly base rent payable during such hold-over period shall be such amount as may be agreed upon between the parties, but not less than the monthly installments of base rent payable hereunder at the time of such expiration or earlier terminations. Notwithstanding the foregoing provision, no holding over by Tenant shall operate to extend this Lease, and Tenant shall vacate and surrender the Premises to Landlord upon Tenant's being given thirty
(30) days prior written notice from Landlord to vacate.


ARTICLE Ill -- RENT
-------------------

3.01 - Base Rent. Tenant shall pay to Landlord as Base Rent for the Premises the annual sum specified in Item E of the Basic Lease Provisions, payable in equal consecutive monthly installments as specified in Item F of the Basic Lease Provisions, in advance, without deduction or offset, on or before the first day of each and every calendar month during the term of this Lease; provided, however, that if the Commencement Date shall be a day other than the. first day of a calendar month or the Expiration Date shall be a day other than the last day of a calendar month, the Base Rent installment for such first or last fractional month shall be pro-rated on the basis of the number of days during the month this Lease was in effect in relation to the total number of days in such month; and further provided, that Tenant shall pay the first monthly installment of Base Rent upon execution of this Lease.

3.02 - Additional Rent. An additional rent of $ 2.00 for each square foot of Leasable Area in the Premises which is allocated to the reimbursement of the Landlord for operating expenses. "Operating Expenses shall mean the amount of all Landlord's direct costs and expenses paid or incurred in operating and maintaining the Building (including the Common Areas and the land described in Exhibit A-1) as determined by Landlord in accordance with generally accepted

                                  OFFICE LEASE
                                  ------------

accounting principles or other recognized accounting practices, consistently applied, including all additional direct costs and expenses of operation and maintenance which Landlord determines that it would have paid or incurred during such~ year if the Building had been one hundred percent (100%) occupied, including by way of illustration and not limitation: real estate taxes and assessments; insurance premiums; electrical and other utility charges including common area lighting, parking and building lighting other than separately billed electrical and other charges paid by Tenant as provided in this Lease; service and other charges paid or incurred in the operation and maintenance of the heating, ventilating and air-conditioning systems; cleaning and other janitorial services, tools and supplies; repair costs; snow removal and landscape maintenance costs; license and permit fees; management fees; and in general all other costs and expenses which would, under generally accepted accounting principles, be regarded as operating and maintenance costs and expenses, including those which would normally be amortized over a period not exceeding five (5) years. There shall also be included in Operating Expenses the cost of any capital improvement made to the Building by Landlord after the date of this Lease, which is required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, with such cost being amortized over such period of time and in such manner as Landlord shall reasonably determine, together with interest on such cost or the unamortized balance thereof at the rate of 10% per annum or at the rate of interest paid or to be paid by Landlord for funds borrowed to finance such cost, whichever is higher.

The amount of Tenant's share of the increase in Operating Expenses over $1.50 per square foot for a particular calendar year (herein referred to collectively as the "Additional Rent") shall be estimated annually by Landlord, and written notice thereof shall be given to Tenant at least thirty (30) days prior to the beginning of each calendar year. Tenant shall pay each month, at the same time the monthly installment of base rent is due, an amount equal to one-twelfth (1/12) of the estimated Additional Adjustment. If "Operating Expenses" increase during a calendar year, Landlord may increase the estimated Additional Rent during such year by giving Tenant written notice to that effect, and thereafter Tenant shall pay to the Landlord, in each of the remaining months of sch year, an amount equal to the amount of such increase in the Additional Rent divided by the number of months remaining in such year.

Within ninety (90) days after the end of each such calendar year, Landlord shall prepare and deliver to Tenant a statement showing in reasonable detail the actual Operating Expenses and Tenant's actual Annual Rental Adjustment. Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next rent payment or payments due from Tenant, as the case may be, the difference between the Tenant's Actual Annual Rental Adjustment for the preceding calendar year and the estimated amount paid by Tenant during such year.

The Additional Rent to be paid by the Tenant shall be determined as follows:

      "With respect to a calendar year determination, the amount produced by the following formula:

      "(  Total Operating Expenses        )      Total Leasable Area in
          ------------------------
          Total Leasable Area in the  - $ )   x  the Premises in Square
          Building in Square Feet         )      Feet

      "or,
      "With respect to a determination as of the Expiration Date other than at the end of a calendar year, the amount produced by the following formula:
                                          No. of days          Total Leasable
                                          between the          Area in
      "(Total Operating Expenses          end of the           the Premises
       -------------------------
       (Total Leasable Area in the - $ )x Last Preceding    x  in Square
       Building in Square Feet            Calendar Year        Feet
                                          and the Expiration
                                          Date

                                  OFFICE LEASE
                                  ------------

          "Provided, however, that in the application of the second formula, above, the total Operating Expenses will be the total of the actual Operating Expenses incurred during the period between the end of the last preceding calendar year and the Expiration Date and an amount equal to the Operating Expenses incurred between the same month and day as in the Expiration Date during the last preceding calendar year and the end of that calendar year.

          "And, provided further that there shall be no Additional Rent payable if the application of the appropriate formula fails to produce a result that is in excess of $0.

          "Tenant or Tenant's accountants shall have the right to inspect and copy, at reasonable times and in a reasonable manner, following the delivery of Landlord's invoice for Additional Rent in order to verify the amounts thereof. If Tenant shall dispute any item or items included in the determination of Operating Expenses for a particular period, and such dispute is not resolved by the parties hereto within ninety (90) days after the invoice for Additional Rent was delivered to Tenant, then either party may, within thirty (30) days thereafter, request that a firm of independent certified public accountants selected by Landlord render an opinion as to whether or not the disput- ed item or items may properly be included in the determination of Additional Rental; and the opinion of such firm on the matter shall be conclusive and binding upon the parties hereto. The fees and expenses incurred in obtaining such an opinion shall be borne by the party adversely affected thereby; and if more than one item is disputed and the opinion adversely affects both parties, the fees and expenses shall be apportioned accordingly. If Tenant shall not dispute any item or items included in the determination of Additional Rent for a particular period within ninety (90) days after the invoice for Additional Rent was delivered to it, Tenant shall be deemed to have approved such statement."

3.03 - Service Charge. If any monthly installment of Base Rent or Additional Rent provided for in this Lease, or any part thereof, is not paid within the applicable period specified in Section 17.01(A), it shall be subject to a service charge of one and one-half percent (1.5%) of the unpaid rent due for each month or fraction thereof (or such lesser percentage as may be the maximum amount permitted by law) until paid.


ARTICLE IV -- SECURITY DEPOSIT
------------------------------

As security for the performance and observance by Tenant of all of its obligations under this Lease, Tenant has deposited with Landlord the sum specified in G of the Basic Lease Provisions, which sum shall be held by Landlord as a security deposit during the term of this Lease. If Tenant performs and observes all of the terms, conditions and covenants of this Lease which are required to be performed and observed by it, Landlord shall return the security deposit, or balance thereof then held by Landlord, without interest, to Tenant within thirty (30) days after the Expiration Date or after Tenant surrenders possession of the Premises, whichever is later. In the event of a default by Tenant in the payment of rent or the performance or observance of any of the other terms, conditions or covenants of this Lease, then Landlord may, at its option and without notice, apply all or any part of the security deposit in payment of such rent or to cure any other such default; and if Landlord does so, Tenant shall, upon request, deposit with Landlord the amount so applied so that Landlord will have on hand at all times during the term of this Lease the full amount of the security deposit. Landlord shall not be required to hold the security deposit in a separate or trust account, but may commingle it with Landlord's other funds.

In the event of a sale of the land and Building of which the Premises are a part, Landlord shall have the right to transfer the security deposit to its purchaser, and Landlord shall thereupon be released by Tenant from all responsibility for the return of such deposit; and Tenant agrees to look solely to the new purchaser or lessee for the return of such deposit. In the event of

                                  OFFICE LEASE
                                  ------------

an assignment of this Lease by Tenant, the security deposit shall be deeeed to be held by Landlord as a deposit made by the assignee, and Landlord shall have no further responsibility for the return of such deposit to the assignor.

ARTICLE VI -- USE OF PREMISES
-----------------------------

6.01 - Specific Use. The Premises shall be occupied and used exclusively as office space and for puxposes incidental thereto, and shall not be used for any other purpose.

6.02 - Covenants Regarding Use. In connection with its use of the Premises, Tenant agrees to do the following:

A. Tenant shall use the Premises and conduct its business thereon in a safe, careful, reputable and lawful manner; and Tenant shall not use the Premises for any unlawful purpose or activity.

B. Tenant shall not commit, nor allow to be committed, in, on or about the Premises or the Building, any act of waste, including any act which might deface, damage or destroy the Building or any part thereof; use or permit to be used on the Premises any hazardous substance, equipment or other thing which night cause injury to person or property or increase the danger of fire or other casualty in, on or about the Premises; permit any objectionable or offensive noise or odors to be emitted from the Premises; or do anything orperntit anything to be done, which would disturb or tend to disturb other Tenants occupying leased space in the Building.

C. Tenant shall not overload the floors of the Premises beyond their designed weight-bearing capacity, which Landlord has determined to be fifty (50) pounds per square foot live load, including an allowance for partition load. Landlord reserves the right to direct the positioning of all heavy equipment, furniture and fixtures which Tenant desires to place in the Premises so as to distribute properly the weight thereof, and to require the removal of any equipment or furniture which exceeds the weight limit specified herein.

D. Tenant shall not use the Premises, or allow the Premises to be used, for any purpose or in any manner which would, in Landlord's opinion, invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy.

                                  OFFICE LEASE
                                  ------------
     Should tenant fail to comply with this covenant, Landlord may, at its option, require Tenant to stop engaging in such activity or to reimburse Landlord as additional rent for any increase in premiums charged during the term of this Lease on the insurance carried by Landlord on the Premises and attributable to the use being made of the Premises by Tenant.

E. Tenant shall not inscribe, paint, affix or display any signs, advertisements or notices on the Building, except for such Tenant identification information as Landlord permits to be included or shown on the directory board in the main lobby and on or adjacent to the Tenant access door or doors to the Premises.

6.03 - Access to and Inspection of the Premises . Landlord, its employees and agents and any other mortagee of the Building shall have the right to enter any part of the Premises at reasonable times for the purposes of examining or inspecting the same, showing the same to prospective purchasers, mortgaees or Tenants and for making-such repairs, alterations or improvements to the Premises or the Building as Landlord may deem necessary or desirable. In event of emergency and representatives of Tenant shall not be present to open and permit such entry into the Premises at any time when such entry is necessary or permitted hereunder, Landlord and its employees and agents may enter the Premises by means of a master or pass key or otherwise. Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle the Tenant to any abatement of rent therfor.

6.04 - Compliance with Laws. Tenant shall comply with all laws, statutes, ordinances, rules, regulations and orders of any federal, state or municipal government or other authority having jurisdiction over and relating to the use and occupancy of the Premises, except that Tenant shall not be responsible for or required to make structural repairs to the Building or the Premises unless, in the case of the latter, they are occasioned by its own negligence.

6.05.- Compliance with Building Rules and Regulations. Rules and regulations governing the use and occupancy of the Building have been adopted by Landlord for the mutual benefit and protection of all the Tenants in the Building. Tenant shall comply with and conform to the rules and regulations currently in effect, which are set forth on a schedule attached hereto, made a part hereof and marked "Exhibit A-2". Landlord shall have the right to amend such rules and regulations or to make new rules and regulations from time to time in any manner that it deems necessary or desirable in order to insure the safety, care and cleanliness of the Building and the preservation of order therein. Any such amendments to the rules and regulations shall be set forth in writing and shall be given to Tenant, who shall thereafter comply with and conform to the same. All such rules and regulations shall be applied and enforced uniformly as to all Tenants in the Building.


ARTICLE VII -- UTILITIES AND OTHER BUILDING SERVICES
----------------------------------------------------

7.01 - Services to be Provided. Landlord shall furnish to Tenant, between the hours of 8:00 a.m. and 9:00 p.m. on Monday through Friday and from 8:00 a.m. to 9:00 p.m. on Saturday of each week except on legal holidays and except as noted below, the following utilities and other building services to the extent considered by Landlord to be reasonably necessary for Tenant's comfortable use and occupancy of the Premises for general office use or as may be required by law or directed by governmental authority.

A.   Heating, ventilation and air conditioning in foyers;

B.   Electricity for normal lighting in foyer and Common Areas;

C.   Washing of windows at intervals established by Landlord;

D. Cleaning and maintenance of. the Common Areas; including the removal of snow;

E.   Repair and maintenance to the extent specified elsewhere in this Lease.

                                  OFFICE LEASE
                                  ------------


7.02 - Interruption of Services. Tenant understands and acknowledges that any one or, more of the utilities or other building services identified in Section
7.01 may be interrupted by reason of accident, emergency or other causes beyond Landlord's control, or may be discontinued or diminished temporarily by Landlord or other persons until certain repairs, alterations or improvements can be made; that Landlord does not represent or warrant the uninterrupted availability of such utilities or building services; and that any such interruption shall not be deemed an eviction or disturbance of Tenant's right to possession, occupancy and use of the Premises or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or otherwise, or relieve Tenant from the obligation to perform its covenants under this Lease.


ARTICLE VIII -- PARKING
-----------------------

Landlord hereby gives to Tenant, its employees, agents, customers and invitees the privilege of parking in the parking lot adjacent to the Building. The same privilege has been or will be given to other Tenants in the Building and to their respective employees, agents, customers and invitees, and it does not entitle Tenant or the other Tenants, to any particular assigned spaces in the parking lot.


ARTICLE IX -- REPAIRS, MAINTENANCE, ALTERATIONS. IMPROVEMENTS AND FIXTURES
--------------------------------------------------------------------------

9.01 - Repair and Maintenance of Premises. Landlord shall keep and maintain the Premises in good order, condition and repair. Except for the services specified in Section 7.01(E), (F) and (G), and except for ordinary wear and tear and damage which Tenant is not obligated to repair as provided elsewhere in this Lease, the cost of all such repairs and maintenance shall be borne by Tenant, who shall be separately billed theref or and shall reimburse Landlord for the same as additional rent.

9.02 - Alterations or Improvements. Tenant may not make or permit to be made alterations or improvements to the Premises without the prior written consent of Landlord. If Landlord allows Tenant to make any such alterations or improvements, Tenant shall make the same in accordance with all applicable laws and building codes, in a good and workmanlike manner and in quality equal to or better than the original construction of the Building and shall comply with such requirements as Landlord considers necessary or desirable, including without limitation requirements as to the manner in which and the times at which such work shall be done and the contractor or subcontractors to be selected to perform such work. Tenant shall promptly pay all costs and expenses attributable to such alterations and improvements. Tenant shall promptly repair any damage to the Premises or the Building caused by any such alterations or improvements. Any alterations or improvements to the Premises, except movable office furniture and equipment and trade fixtures, shall become a part of the realty and the property of Landlord, and shall not be removed by Tenant.

9.03 - Trade Fixtures. Any trade fixtures installed on the Premises by Tenant at its own expense, such as movable partitions, counters, shelving, showcases, mirrors and the like, may, and, at the request of Landlord, shall be removed on the expiration or earlier termination of this Lease, provided that Tenant is not then in default, that Tenant bears the cost of such removal, and further that Tenant repairs at its own expense any and all damage to the Premises resuiting from such removal. If Tenant fails to remove any and all such trade fixtures from the Premises on the Expiration Date or earlier termination of this Lease, all such trade fixtures shall become the property of Landlord unless Landlord elects to require their removal, in which case Tenant shall promptly remove same at its expense and restore the Premises to their prior condition.


ARTICLE X -- FIRE OR OTHER CASUALTY; CASUALTY INSURANCE
--------------------------------------------------------

10.01 - Substantial Destruction of the Building or the Premises. If either the Building or the Premises should be substantially destroyed or damaged (which as used herein, means destruction or material damage to at least 50% of the

                                  OFFICE LEASE
                                  ------------

Building or the Premises) by fire or other casualty, then either party hereto may, at its option, terminate this Lease by giving the other party written notice of such termination within thirty (30) days after the date of such casualty. In such event, rent shall be apportioned to an shall cease as of the date of such casualty. If neither party exercises this option, then the Premises shall be reconstructed and restored, at Landlord's expense, to substantially the same condition as they were prior to the casualty; provided however that the Landlord's obligation hereunder shall be limited to the reconstruction of such of the tenant finish improvements as were originally required to be made by Landlord in accordance with the plans and specifications referred to in
Section 5.01; and further provided that, if Tenant has made any additional improvements pursuant to Section 9.02, Tenant shall reimburse Landlord for the cost of reconstructing the same. In the event of such reconstruction, rent shall be abated from the date of the casualty until substantial completion.of the recon- struction repairs; and this Lease shall continue in full force and effect for the balance of the term.

10.02 - Partial Destruction of the Premises. If the Premises should be damaged by fire or other casualty, but not substantially destroyed or damaged to the extent provided in Section 10.01, then such damaged part of the Premises shall be reconstructed and restored, at Landlord's expense, to substantially the same condition as it was prior to the casualty; provided however that Landlord's obligation hereunder shall be limited to the reconstruction of such of the tenant finish improvements as were originally required to be made by Landlord in accordance with the plans and specifications referred to in Section 5.01, and further provided that, if Tenant has made any additional improvements pursuant to Section 9.02, Tenant shall reimburse Landlord for the cost or reconstructing the same. In such event, if the damage is expected to prevent Tenant from carrying on its business in the Premises to an extent exceeding 30% of its normal business activity, rent shall be abated in the proportion which the approximate area of the damaged part bears to the total area in the Premises from the date of the casualty until substantial completion of the reconstruction repairs; and this Lease shall continue in full force and effect for the balance of the term. Landlord shall use reasonable diligence in completing such reconstruction repairs, but in the event Landlord fails to complete the same within one hundred eighty (180) days from the date of the casualty, Tenant may, at its option, terminate this Lease upon giving Landlord written notice to that effct, whereupon both parties shall be released from all further obligations and liability hereunder.

10.03 - Casualty Insurance. Landlord shall at all times during the term of this Lease carry, at its own expense, a policy of insurance which insures the Building, including the Premises, against loss or damage by fire or other casualty (namely the perils against which insurance is afforded by the standard fire insurance policy and extended coverage endorsement); provided, however, that Landlord shall not be responsible for, and shall not be obligated to insure against, any loss of or damage, to any of Tenant's property or any additional improvements which Tenant may construct on the Premises as provided in Section
10.05. If the tenant finish improvements installed by Landlord pursuant to
Section 5.01 or any alterations or improvements made by Tenant pursuant to
Section 9.02 result in an increase in the premiums charge during the term of this Lease on the casualty insurance carried by Landlord on the Building, then the cost of such increase in insurance premiums shall be borne by Tenant, who shall be separately billed theref or and shall reimburse Landlord for the same as additional rent.

10.04 - Waiver of Subrogation. Each party hereby releases each other and the other's employees, agents, customers and invitees from any and all liability for any loss of or damageor injury to person or property; occurring in, on or about or to the Premises, the improvements to the Building or personal property within the Building by reason of fire or other casualty which could be insured against under a standard fire and extended coverage insurance policy, regardless of cause, including the negligence of the other party and its employees, agents, customers and invitees. Each party further agrees that such insurance carried by either of them shall contain a clause whereby the insurance company waives its right of subrogation against the other party. Because the provisions of this
Section 10.04 are intended to preclude the assignment of any claim mentioned herein by way of subrogation or otherwise to an insurance company or any other

                                  OFFICE LEASE
                                  ------------


person, each party to this Lease shall give to each insurance company which has issued to it one or more policies of fire and extended coverage insurance notice of the terms of the mutual releases contained in this Section 10.04 and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance by reason of the provisions of this Section 10.04.

10.05 - Personal Property, Trade Fixtures and Additional Improvements. Not-withstanding Landlord's obligations as provided in Sections 10.03, and 11.03 or elsewhere in this Lease, Tenant shall bear the sole risk of any loss of or damage to (i) any of its property on the premises, including, but not limited to, any furniture, machinery, equipment, goods, supplies or other personal property owned or leased by Tenant or any trade fixtures owned or leased by Tenant, or (ii) any additional improvements which Tenant may construct on the Premises; and Landlord shall not be liable for any such loss or damage, regardless of cause, including the negligence of Landlord, and its employees, agents, customers and invitees.


ARTICLE XI -- GENERAL PUBLIC LIABILITY, INDEMNIFICATION AND INSURANCE
---------------------------------------------------------------------

11.01 - Tenant's Responsibility. Tenant shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Landlord and hold it harmless from any and all liability for any loss of or damage or injury to person (including death resulting therefrom) or property occurring in, on or about the Premises, regardless of cause, except for any loss or damage from fire or other casualty as provided in Article X and except for that caused by the sole negligence of Landlord and its employees, agents, customers and invitees; and Tenant hereby releases Landlord from any and all liability for the same. Tenant's obligation to indemnify Landlord hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgements, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith. Notwithstanding Landlord's obligations hereunder, Tenant shall bear the sole risk of any loss of or damage to its property as provided in Section 10.05.

11.02-- Tenant's Insurance. Tenant, in order to enable it to meet its obligation to insure against the liabilities specified in this Lease, shall at all times during the term of this Lease carry, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, one or more policies of general public liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with the following minimum coverages:

A.   Workers' Compensation -- minimum statutory amount.


B. Commercial General Liability Insurance -- Not less than $500,000 Combined Single Limit for both bodily injury and property damage.

C. Fire and Extended Coverage, Vandalism and Malicious Mischief for full cost of replacement of Tenant's property.

Such insurance policy(ies) shall name Landlord as an additional insured and shall provide that it may not be cancelled on less than thirty (30) days prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing such coverages. Should Tenant fail to carry such insurance and furnish Landlord with such Certificates of Insurance after a request to do so, Landlord shall have the right to obtain such insurance and collect the cost thereof from Tenant as Additional Rent.

11.03 - Landlord's Responsibility. Landlord shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Tenant and hold it harmless from any and all liability for any loss, damage or injury to person (including death resulting therefrom) or property (other than Tenant's) property as provided in Section 10.05) occurring in, on or about the Common Areas, regardless of cause, except for that caused by the sole negligence of Tenant and its employees, agents, customers and invitees; and Landlord hereby releases Tenant from any and all liability for the same. Landlord's obligation

                                  OFFICE LEASE
                                  ------------
to indemnify Tenant hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgements, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection herewith.


ARTICLE XII -- EMINENT DOMAIN
-----------------------------

If the whole or any part of the Premises shall be taken for public or qummi public use by a governmental or other authority having the power of eminent domain or shall be conveyed to such authority in lieu of such taking, and if such taking or conveyance shall cause the remaining part of the Premises to be untenantable and inadequate for use by Tenant for the purpose for which they were leased, then Tenant may, at its option, terminate this Lease as of the date Tenant is required to surrender possession of the Premises by giving Landlord notice of such termination. If a part of the Premises shall be taken or conveyed but the remaining part is tenantable and adequate for Tenant's use, then this Lease shall be terminated as to the part taken or conveyed as of the date Tenant surrenders possession; Landlord shall make such repairs, alterations and improvements as may be necessary to render the part not taken or conveyed tenantable; and the rent shall be reduced in proportion to the part of the Premises so taken or conveyed. All compensation awarded for such taking or conveyance shall be the property of Landlord without any deduction therefrom for any present or future estate of Tenant, and Tenant hereby assigns to Landlord, such compensation as may be awarded to Tenant on account of moving and relocation expenses and depreciation to the removal of Tenant's property.


ARTICLE XIII -- LIENS
----------------------

If, because of any act or omission of Tenant or anyone claiming by, through or under Tenant, any mechanic's lien or other lien shall be filed against the Premises or in the Building or against other property of Landlord (whether or not such lien is valid or enforceable as such), Tenant shall, at its own expense, cause the same to be discharged of record within thirty (30) days after the date of filing thereof, and shall also indemnify Landlord and hold it harmless from any and all claims, losses, damages, judgements, settlements, costs and expenses, including attorneys' fees, resulting therefrom or by reason thereof. Landlord may, but shall not be obligated to, pay the claim upon which such lien is based so as to have such lien released of record; and, if Landlord does so, then Tenant shall pay to Landlord as additional rent, upon demand, the amount of such claim, plus all other costs and expenses incurred in connection therewith, plus interest thereon at the rate of twelve percent (12%) per annum until paid.


ARTICLE XIV -- RENTAL, PERSONAL PROPERTY AND OTHER TAXES
----------------------------------------------------------

Tenant shall pay before delinquency any and all taxes, assessments, fees or charges, including any sales, gross income, rental, business occupation or other taxes, levied or imposed upon Tenant's business operations in the Premises and any personal property or similar taxes levied or imposed upon Tenant's trade fixtures, leasehold improvements or personal property located within the Premises. In the event any such taxes, assessments, fees or charges are charged to the account of, or are levied or imposed upon the property of, Landlord, Tenant shall reimburse Landlord for the same as additional rent. Notwithstanding the foregoing, Tenant shall have the right to contest in good faith any such item and to defer payment, if required, until after Tenant's liability theref or is finally determined.

If any tenant finish improvements, trade fixtures, alterations or improvements or business machines and equipment located in, on or about the Premises, regardless of whether they are installed or paid for by Landlord or Tenant and whether or not they are affixed to and become a part of the realty and the property of Landlord, are assessed for real property tax purposes at a valuation higher than that at which other such property in other leased space in the Building is assessed, then Tenant shall reimburse Landlord as additional rent for the amount of real property taxes shown on the appropriate county official's

                                  OFFICE LEASE
                                  ------------

records as having been levied upon the Building or other property of Landlord, by reason of such excess assessed valuation.


ARTICLE XV -- ASSIGNMENT AND SUBLETTING
----------------------------------------

Tenant will not assign this Lease or sublet the Premises, or any part thereof, without the prior written consent of Landlord; and any attempted assignment or subletting without such consent shall be invalid. In the event of any such permitted assignment or subletting, Tenant shall nevertheless, at all times, remain fully responsible and liable for the payment of rent and the performance and observance of all of Tenant's other obligations under the terms, conditions and covenants of this Lease. No assignment or subletting of the Premises or any part thereof shall be binding upon Landlord unless such assignee or subtenant shall deliver to Landlord an instrument (in recordable form, if requested) containing an agreement of assumption of all of Tenant's obligations under this Lease. Upon the occurrence of an event of default, if all or any part of the Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or by law, may, at its option, collect directly from the assignee or subtenant all rent becoming due to Landlord by reason of the assignment or subletting. Any collection by Landlord from the assignee or subtenant shall not be construed to constitute a waiver or release of Tenant from the further performance of its obligations under this Lease or the making of a new lease with such assignee or subtenant.

Landlord may, in its sole discretion, refuse to give its consent to any proposed assignee or subtenant, the prevailing market or quoted rental rates for space in the Building or other comparable buildings, and the proposed use of the Premises by, or business of, the proposed assignee or subtenant. If Landlord refuses to give its consent to any proposed assignment or subletting, Landlord may, at its option, within thirty (30) days after receiving notice of the proposal, terminate this Lease by giving Tenant thirty (30) days prior written notice of such termination, whereupon each party shall be released from all further obligations and liability hereunder.


ARTICLE XVI -- TRANSFERS BY LANDLORD
-------------------------------------

16.01 - Sale and Conveyance of the Building. Landlord shall have the right to sell and convey the Building at any time during the term of this Lease, subject only to the rights of Tenant hereunder; and such sale and conveyance shall operate to release Landlord from liability hereunder after the date of such conveyance as provided in Section 17.04.

16.02 - Subordination. Landlord shall have the right to subordinate this Lease to any mortgage presently existing or hereafter placed upon the Building by so declaring in such mortgage; and the recording of any such mortgage shall make it prior and superior to this Leaseregardless of the date of execution or recording of either document. Tenant shall, at Landlord's request, execute and deliver to Landlord, without cost, any instrument which may be deemed necessary or desirable by Landlord to confirm the subordination of this Lease; and, if Tenant fails or refuses to do so, Landlord may execute such instrument in the name and as the act of Tenant. Notwithstanding the foregoing, no default by Landlord, under any such mortgage shall affect Tenant's rights hereunder so long as Tenant is not in default under this Lease. Tenant shall, in the event any proceedings are brought for the foreclosure of any such mortgage, attorn to the purchaser upon any such foreclosure and recognize such purchaser as the landlord under this Lease.


ARTICLE XVII -- DEFAULTS AND REMEDIES
---------------------------------------

17.01 - Defaults by Tenant. The occurrence of any one or more of the following events shall be a default and breach of this Lease by Tenant:

A. Tenant shall fail to pay any monthly installment of Base Rent or the Additional Rent within ten (10) days after the same shall be due and payable, or any other additional rent within thirty (30) days after the shall be due and payable.

                                  OFFICE LEASE
                                  ------------

B. Tenant shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Tenant is of such nature that the same cannot reasonably be performed within such thirty day period, such default shall be deemed to have been cured if Tenant commences such performance within said thirty day period and thereafter diligently undertakes to complete the same.

C. Tenant shall vacate or abandon the Premises, or fail to occupy the Premises for a period of thirty (30)'days.

D. A trustee or receiver shall be appointed to take possession of substantially all of Tenant's assets in, on or about the Premises or of Tenant's interest in this Lease (and Tenant does not regain possession within sixty (60) days after such appointment); Tenant makes an assignment for the benefit of creditors; or substantially all of Tenant's assets in, on or about the Premises or Tenant's interest in this Lease are attached or levied upon under execution (and Tenant does not discharge the same within sixty (60) days thereafter).

E. A petition in bankruptcy, insolvency or for reorganization or arrangement is filed by or against Tenant pursuant to any federal or state statute (and, with respect to any such petition filed against it, Tenant fails to secure a stay or discharge thereof within sixty (60) days after the filing of the same).

17.02 - Remedies of Landlord. Upon the occurrence of any event of default set forth in Section 1701, Landlord shall have the following rights and remedies, in addition to those alowed by law, any one or more of, which may be exercised without further notice to or demand upon Tenant:

A. Landlord may apply the security deposit or re-enter the Premises and cure any default of Tenant, in which event Tenant shall reimburse Landlord as additional rent for any costs and expenses which Landlord may incur to cure such default; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's negligence or otherwise.

B. (1) Landlord may terminate this Lease as of the date of such default, in which event: (i) neither Tenant nor any person claiming under or through Tenant shall thereafter be entitled to possession of the Premises, and Tenant shall immediately thereafter surrender the Premises to Landlord; (ii) Landlord nay re-enter the Premises and dispossess Tenant or any other occupants of the Premises by any means permitted by law, and may remove their property, without prejudice to any other remedy which Landlord may have for possession or arrearages in rent; and (iii) notwithstanding the termination of this Lease, Landlord may declare all of the rent which would have been due under this Lease for the balance of the term to be immediately due and payable, whereupon Tenant shall be obligated to pay the same to Landlord, together with all loss or damage which Landlord may sustain by reason of such termination, it being expressly understood and agreed that the liabilities and remedies specified in this subsection
          (B) (1) of Section 17.02 shall survive the termination of this Lease;
          or

     (2) Landlord may, without terminating this Lease, re-enter the Premises and re-let all or any part of the Premises for a term different from that which would otherwise have constituted the balance of the term of this Lease and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall be obligated to pay to Landlord as liquidated damages the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Premises, for the period which would otherwise have constituted the balance of the term of this Lease, together with all of Landlord's costs and expenses for preparing the

                                  OFFICE LEASE
                                  ------------


          Premises for re-letting, including all repairs, tenant finish improvements, broker's and attorney's fees, and all loss or damage which Landlord may sustain by reason of such re-entry and re-letting.

     C. Landlord may sue for injunctive relief or to recover damages for any loss resulting from the breach.

17.03 - Default by Landlord and Remedies of Tenant. It shall be a default under the breach of this Lease by Landlord if it shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Tenant; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is of such nature that the sane cannot reasonably be performed within such thirty day period, such default shall be deemed to have been cured if Landlord commences such performance within said thirty day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold or abate any rent due hereunder.

17.04 - Limitation of Landlord's Liability. If Landlord shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease as provided in Section 17.03 and if Tenant shall, as a consequence thereof, recover a money judgement against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building for the collection of such judgement; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgement and that Landlord shall not be liable for any deficiency. (See page 17.)

The reference to "Landlord" in this Lease shall be limited to mean and include only the owner or owners, at the time, of the fee simple interest in the Building, including Landlord's interest in this Lease. In the event of a sale or transfer of such interest (except a mortgage or other transfer as security for a debt), the "Landlord" named herein, or, in the case of a subsequent transfer, the transferor, shall, after th edate of such transfer, be automatically released from all personal liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Landlord hereunder; and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations, it being intended hereby that such terms, conditions, covenants and obligations shall be binding upon Landlord, its successors and assigns, only during and in respect of their successive periods of ownership during the term of this Lease.

17.05 - Non-Waiver of Defaults. The failure or delay by either party thereto to exercise or enforce at any time any of the rights, remedies or other provisions of this Lease shall not be construed to be a waiver thereof, nor affect the validity of any part of this Lease or the right of either party thereafter to exercise or enforce each and every such right, remedy or other provision. No waiver of any default and breach of the lease shall be held to be a waiver of any other default and breach. The receipt by Landlord of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on tenant's check or any letter accompanying tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or omission by Landlord or its employees or agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless it is in writing and signed by Landlord.

17.06 - Attorney's Fees. In the event Tenant defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and Landlord employs one or more 'attorneys to enforce all or any part of this Lease, to collect any rent due or to become due or to recover

                                  OFFICE LEASE
                                  ------------

possession of the Premises, Tenant agrees to reimburse Landlord for the attorney's fees incurred thereby, whether or not suit is actually filed.



ARTICLE XVIII -- NOTICE AND PLACE OF PAYMENT
----------------------------------------------

18.01 - Notices. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or mailed by Registered or Certified mail, postage prepaid, to the party who is to receive such notice at the address specified in Item J of the Basic Lease Provisions. When so mailed, the notice shall be deemed to have been given as of the date it was mailed. The address of a party specified in Item M of the Basic Lease Provisions may be changed by giving written notice thereof to the other' party.

18.02 - Place of Payment. All rent and other payments required to be made by Tenant to Landlord shall be delivered or mailed to Landlord's management agent at the address specified in Item J of the Basic Lease Provisions or at any other address Landlord may specify from time to time by written notice given to Tenant.


ARTICLE XIX -- MISCELLANEOUS GENERAL PROVISIONS
-------------------------------------------------

19.01 - Definition of Rent. Any amounts of money to be paid by Tenant to Landlord pursuant to the provisions of this Lease, whether or not such payments are denominated "rent" or "additional rent" and whether or not they are to be periodic or recurring, shall be deemed "rent" or "additional rent" for purposes of this Lease; and any failure to pay any of the same as provided in Section
17.01 hereof shall entitle Landlord to exercise all of the rights and remedies afforded hereby by law for the collection and enforcement of Tenant's obligation to pay rent. Tenant's obligation to pay any such rent or additional rent pursuant to the provisions of this Lease shall survive the expiration or other termination of this Lease and the surrender of possession of the Premises after any hold-over period.

19.02 - Consents and Approvals. Whenever in this Lease Tenant is entitled to exercise some right or option with the prior written consent or approval of Landlord, such consent or approval shall not be unreasonably withheld or delayed.

19.03 - Estoppel Certificate. Tenant shall, within ten (10) days following receipt of a written request from Landlord, execute, acknowledge and deliver to Landlord or to any lender or purchaser or prospective lender or purchaser designated by Landlord a written statement certifying (i) that Lease is in full force and effect and unmodified (or, if modified, stating the nature of such modification), (ii) the date to which rent has been paid, and (iii) that there are not, to Tenant's knowledge, any existing defaults (or specifying such defaults if any are claimed). Tenant's failure to deliver such statement within such period shall be conclusive upon Tenant that this Lease is in full force and effect and unmodified, and that there are not existing defaults on the part of Landlord hereunder.

19.04 - Recording of Memorandum of Lease. If requested by either party, a Memorandum of Lease, containing the information required by law concerning this Lease shall be prepared, executed by both parties and filed for record.

19.05 - Payment of and Indemnification for Leasing Commissions. Each party hereby acknowledges, represents and warrants to the other party that the only real estate broker or brokers involved in the negotiation and execution of this Lease is that, or are those, named in Item I of the Basic Lease Provisions; that Landlord is obligated to pay to it or for their benefit a leasing commission under its Leasing Agreement with Mark F. Taggart Co. and that no other broker or person is entitled to any leasing commission or other compensation as a result of the negotiation for execution of this Lease. Each party shall indemnify the other party and hold it harmless from any and all liability for the breach of any such representation and warranty on its part shall pay any compensation to

                                  OFFICE LEASE
                                  ------------

any other broker or person who may be deemed or held to be entitled hereto.

19.06 - Governing Law. This Lease is being executed and delivered by Landlord in the State of Ohio and shall be governed, construed and enforced in accordance with the laws of that state.

19.07 - Complete Agreement; Amendments. This Lease, including all Exhibits, Riders and Addenda, constitutes the entire agreement between the parties hereto; it supersedes all previous understandings and agreements between the parties, if any, and no oral or implied representation or understandings shall vary its terms; and it may not be amended'except by a written instrument executed by both parties hereto.

10.08 - Successors and Assigns. This Lease and the respective rights and obligations of the parties hereto shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto as well as the parties themselves; except as otherwise provided in Section 17.04 and elsewhere in this Lease.

19.09 - Severability of Invalid Provisions. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

19.10 - Definition of the Relationship Between the Parties. Landlord shall not, by virtue of the execution of this Lease or the leasing of the Premises to Tenant, become or be deemed a partner of or joint venturer with Tenant in the conduct of Tenant's business on the Premises or otherwise.

19.11 - Certain Words, Gender and Hearings. As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular and the singular for the plural, where appropriate; and words of any gender shall include any other gender. The topical headings of the several paragraphs of this Lease are inserted only as a matter of convenience and reference, and do not affect, define, limit or describe the scope or intent of this Lease.

19.12 - Quiet Enjoyment. Except as provided in Article XVII, hereof to the extent that it may be applicable, if and so long as Tenant pays the prescribed rent and performs or observes all of the terms, conditions, covenants and obligations of this Lease required to be performed or observed by it hereunder, Tenant shall, at all times during the term hereof, have the peaceable and quiet enjoyment, possession, occupancy and use of the Premises without any interference from Landlord or any person or persons claiming the Premises by, through or under Landlord, subject to any mortgages, underlying leases or other matters of record to which this Lease is or may become subject.

                                  OFFICE LEASE
                                  ------------

ARTICLE XX -- ADDITIONAL PROVISIONS
-----------------------------------

Additional provisions of this Lease, if any, are set forth in an Addendum to this Lease which is attached hereto and made a part hereof. Such additional provisions are as follows: One additional five (5) year term option with rent increases adjusted annually and pursuant to C.P.I.

In the event Landlord shall offer the premises for sale, Landlord shall give Tenant thirty (30) days advance notice, in writing, and Tenant shall have an additional thirty (30) day period within which to excerise his right to purchase the premises at a total consideration of $336,600.00 ($100.00 per square feet). This purchase price is guaranteed for a period of two (2) years from date of commencement of this lease.

Owner agrees at said mortgage on building will not exceed $800,000 which ii the present mortgage without notifying Tenant for approval. This is to guarantee the equity in said building.


IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.


Certificate of Approval for





 By:
    --------------------------
                              LANDLORD:




                              By:

From:To: RICHARD CORNA       Date:1/8/98 Time: 09:30:23            Page l of 1









        Witness as to Landlord:

                                                     Its
        ----------------------------------              ------------------------
                                                               Landlord
        ----------------------------------

        Witness as to Tenant:

                                                     Its
        ----------------------------------              -----------------------
                                                                Tenant
        ----------------------------------


STATE OF OHIO                             )
                                          ) SS
COUNTY OF FRANKLIN                        )

The foregoing instrument was acknowledged before me this      day of     , 1998
by _______________

      LANDLORD




                                       ------------------------------------
                                                  Notary public


STATE OF OHIO                             )
                                          ) SS
COUNTY OF FRANKLIN                        )


The foregoing instrument was acknowledged before me this      day of     , 1998
by _______________

      TENANT






                                       ------------------------------------
                                                  Notary public

                                   EXHIBIT A-2



                              BUILDING REGULATIONS
                              --------------------

1. The entries, passages, corridors, stairways or vaults shall not be obstructed by any of the tenants, their employees or anyone of them, and are to be used for no other purpose than ingress and egress to and from their respective offices only during such hours as may be specified by owner;

2. Tenant will not place anything or allow anything to be placed near the glass of any door, partition or window which may be unsightly from the outside of the premises, and will not permit anything to be placed, stored or made in or otherwise obstruct any passageway, corridor, exit, stairway, elevator or shipping platform.

3. Tenant will not permit any objectionable noise, odor or vibration to emanate from the premises or to do anything in the premises tending to create or maintain a nuisance, or which will disturb any other occupant of the building or tend to injure the reputation of the building.

4. Tenant will not bring or permit to be brought into the building any animal, bird or other pet.

5. The janitors employed by the owner to take charge of the building will be provided with a pass key to foyer only. No person shall be employed by the landlord to do janitor work in said leased premises, and no persons other than janitors in said building shall clean said premises unless the owner shall endorse on this lease a written consent thereto.

6. No safe, heavy furniture, or bulky material article shall be carried up, into or down the building or through corridors except with the permission and under the supervision of the owner. All such property shall be carried up or into the premises only at such times and in such manner as shall be specified by the owner. The owner shall in all cases retain the power to subscribe the proper position of such property, and any damage or injury done to the building or other tenants or persons by taking in or removing the same from overloading the floor shall be paid for by the tenant causing such damages or injury.

7. A minimum of two (2) keys shall be furnished by the owner but if more shall be desired, the additional number must be paid for an obtained by the tenant.

8. Tenant shall not use or permit to be brought into the premises or the building any inflammable oils or fluids, or any explosive or other articles deemed hazardous to person or property; or to do or permit to be done any act or thing which will invalidate or be in conflict with fire or other insurance policies covering the building or its operation, or the premises, or part of either; or do or permit to be done anything in or upon the premises; or bring or keep anything therein, which shall not comply with all rules, orders, regulations, or requirements of the Ohio Inspection Bureau, or any similar organization (and tenant shall at all times comply with all such rules, orders, regulations or requirements), or which shall increase the rate of insurance on the building, its appurtenances or contents. If by reason of the failure of tenant to comply with the provisions of this paragraph, any insurance premium payable by owner shall at any time be increased above what it otherwise would be, tenant shall reimburse the owner to the extent of all such increases in premium paid by owner.

9. No additional locks shall be placed upon any door of the building without the written consent of owner first obtained.


10. The owner reserves the right to enter 'upon any premises vacated by the tenant before the termination of the lease to make repairs or alterations.

                                       EXHIBIT A-2

Building. Regulations
Page 2




11. Tenant will not use the premises for housing, lodging, or sleeping purposes; permit preparation or warming of food in the premises or permit food to be brought into the premises for consumption therein (warming of coffee or tea and consumption of individual lunches of employees excepted) except by express permission of owner, who may at its sole discretion refuse such permission or impose any conditions in granting it, and revoke it at will.

12. At the owner's option, all alterations, additions, partitions or improvements which may be made upon the premises by either of the parties hereto shall be the property of the owner, and shall remain upon and be surrendered with the premises as part thereof or removed from the premises by the tenant at the tenant's expense at the termination of this lease.

13.  Moving of furniture or bulky articles will be co-ordinated by Management.

14. The owner reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful for the safety, care and cleanliness of the premises and for the preservation of good order therein, andthe same shall be as binding upon the tenant as if they had been inserted herein at the time of the execution hereof.


10. The owner reserves the right to enter 'upon any premises vacated by the tenant before the termination of the lease to make repairs or alterations.